EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Hatteras VC CO-Investment Fund II, LLC. does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Hatteras VC CO-Investment Fund II, LLC, for the period ended December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Hatteras VC CO-Investment Fund II, LLC. for the stated period.

/s/ David B. Perkins		/s/ Allison Zollicoffer
David B. Perkins President, Hatteras Hatteras VC CO-Investment Fund II, LLC.		Allison Zollicoffer Treasurer, Hatteras VC CO-Investment Fund II, LLC.

Date:	March 11, 2021	Date:	March 11, 2021

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Hatteras VC CO-Investment Fund II, LLC. for purposes of Section 18 of the Securities Exchange Act of 1934.